Statement of Additional Information Supplement

Key Mutual Funds

SBSF Fund
SBSF Convertible Securities Fund
SBSF Capital Growth Fund
Key Money Market Mutual Fund (the Money Market Fund)

Supplement Dated January 2, 1998
to the Statement of Additional Information Dated April 1, 1997 as previously supplemented

The Statement of Additional Information of the above Funds is supplemented by replacing Item 9 on page eight with the following:

9. Purchase securities if such purchase would cause more than 25% of any of the Funds total assets to be invested in the securities of issuers in any one industry, provided however, that the Money Market Fund reserves the right to concentrate in securities issued or fully guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations. The Money Market Fund, however, will not exercise its right to concentrate in U.S. bank obligations. The Money Market Fund will further limit its allowable investments to obligations of the U.S. Government and to obligations of the following agencies and instrumentalities:
Federal Home Loan Banks, The Federal Home Loan Bank Board, the Tennessee Valley Authority, Federal National Mortgage Association, Government National
Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association and the Federal Farm Credit Bank.


Please insert this Supplement in the front of your Statement of Additional Information. Investors wishing to obtain more information should call the Servicing Agent without charge at 800-KEY-FUND.


2KF-SAI-SUP4